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                                                                    EXHIBIT 23.4



                    Independent Certified Public Accountants,


                             dated February 11, 2003




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form S-11 of our report dated January 15, 2003, relating to the consolidated financial statements of Behringer Harvard Advisors II LP, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP


Dallas, Texas

February 11, 2003